Response to Item 77D- Policies with respect to security investment

Eaton Vance Balanced Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and summary prospectus, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Commodity Strategy Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and summary prospectus, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Dividend Builder Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus, summary prospectus and SAI, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Greater India Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and summary prospectus, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Large-Cap Growth Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Large-Cap Value Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and summary prospectus, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Real Estate Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Small-Cap Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Small-Cap Value Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and summary prospectus, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Special Equities Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.